UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-22011                  86-0760991
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                    85016
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   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On August 31, 2007, Kirk Pharmaceuticals, LLC ("KIRK"), a wholly-owned subsidiary of the Registrant, issued a Promissory Note (the "NOTE") in favor of CB Distributors, Inc. ("CB") in the amount of $1,500,000 together with interest on the principal balance thereof from time to time outstanding under the Note (computed on the basis of a of a 360-day year for the actual number of days elapsed) from the date of issuance until paid at a per annum rate equal to 8%.

         The outstanding principal amount of and interest on the Note will be due and payable in full on November 30, 2007 (the "MATURITY DATE"). Should the outstanding principal and interest on the Note not be paid in full by the Company on the Maturity Date, in consideration for a 30 day extension, the Company will reserve for CB an additional portion of its supply of the raw material (the "RAW MATERIAL") to a certain drug product for future purchase as a manufactured product at no additional cost. Should the outstanding principal amount and interest on this Note not be paid on or before December 31, 2007, such failure shall constitute an Event of Default. In addition, should Kirk be unable, for any reason, to manufacture, sell and deliver products containing the Raw Material prior to the Maturity Date, CB may send written notice to the Company demanding payment of the outstanding principal amount and interest on the Note. If the Company fails to pay the outstanding principal amount and interest on the Note within 14 days of the date of such written notice, such failure shall constitute an Event of Default.

         As partial consideration for loan provided by CB to Kirk under the Note, Kirk has agreed to enter into a purchase agreement, dated as of August 31, 2007 (the "PURCHASE AGREEMENT"), with CB whereby Kirk has agreed to sell a portion of the Raw Material to CB in exchange for the payment of $300,000. In addition, pursuant to the Purchase Agreement, CB has agreed to purchase from the Company a minimum of $500,000 per month of finished products containing the Raw Material, until the Note is repaid in full or Kirk's supply of the Raw Material is exhausted. Upon Kirk's payment of all outstanding principal and interest due under the Note, CB shall have the right to cause Kirk to repurchase from CB all of the remaining Raw Material previously sold to CB for $300,000.

         The foregoing description is a summary and is qualified in its entirety by the Purchase Agreement and the Note, which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

    10.1 Promissory Note Dated August 31, 2007 in the principal amount of $1,500,000 issued by Kirk Pharmaceuticals, LLC in favor of CB Distributors, Inc.*

    10.2 Purchase Agreement, dated as of August 31, 2007 between Kirk Pharmaceuticals, Inc. and CB Distributors, Inc.*

* The registrant has requested confidential treatment with respect to this exhibit. If the Securities and Exchange Commission denies such request in whole or in part, such exhibit or the relevant portions thereof will be filed by amendment to this Current Report on Form 8K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 7, 2007

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         By: /S/ RONALD H. LANE
                                             -----------------------------------
                                         Name:   Ronald H. Lane, Ph.D.
                                         Title:  Chief Executive Officer